SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): FEBRUARY 7, 2005


                              AEROFLEX INCORPORATED
               (Exact Name of Registrant as Specified in Charter)



        DELAWARE                       000-02324                11-1974412

(State of Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)



35 SOUTH SERVICE ROAD, PLAINVIEW, NEW YORK                        11803
 (Address of Principal Executive Offices)                      (Zip Code)

                                 (516) 694-6700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On February 7, 2005, Aeroflex Incorporated (the "Registrant") issued a press release announcing the Registrant's financial results for the second fiscal quarter ended December 31, 2004. A copy of the Registrant's press release is attached hereto as Exhibit 99.1.


ITEM 9.01.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


99.1      Press release dated February 7, 2005 issued by the Registrant.

     The information filed as an exhibit to this Form 8-K is being furnished in accordance with Item 2.02 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             AEROFLEX INCORPORATED


                                             By:   /s/Michael Gorin
                                                -----------------------
                                                Name:  Michael Gorin
                                                Title: Vice Chairman

Dated: February 7, 2005